UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 25, 2010, Grubb & Ellis Equity Advisors, LLC, or Grubb & Ellis Equity Advisors, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor, entered into a purchase and sale agreement and joint escrow instructions, or the Purchase Agreement, with Vincent MBL Investors, LP, an unaffiliated third party, or the Seller, and First American Title Insurance Company, or the Escrow Agent, for the purchase of St. Vincent Medical Office Building, located in Cleveland, Ohio, or the St. Vincent MOB property, for a purchase price of $10,100,000, plus closing costs. The material terms of the Purchase Agreement provided for: (i) an initial deposit of $150,000 that was due within three business days after the effective date of the Purchase Agreement, which shall be applied to the purchase price and is non-refundable after the end of the due diligence period except in limited circumstances; (ii) a due diligence period commencing on the effective date of the Purchase Agreement and continuing until June 21, 2010; (iii) the execution of a lease agreement with the Seller for a period of three years for approximately 2,000 square feet of space in the St. Vincent MOB property; and (iv) a closing date to occur on June 25, 2010, unless extended by Grubb & Ellis Equity Advisors for up to two additional business days to allow for the delivery of a wavier notice pursuant to the terms of the Purchase Agreement. The Purchase Agreement also contained additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

On June 21, 2010, Grubb & Ellis Equity Advisors entered into a first amendment to the Purchase Agreement, or the First Amended Purchase Agreement, with the Seller. The material terms of the First Amended Purchase Agreement provided for an extension of the due diligence period until June 24, 2010.

On June 22, 2010, Grubb & Ellis Equity Advisors entered into a second amendment to the Purchase Agreement, or the Second Amended Purchase Agreement, with the Seller and the Escrow Agent. The material terms of the Second Amended Purchase Agreement provided for an acknowledgement by the Seller that there are no present, pending or contemplated proceeding to condemn the St. Vincent MOB property or any part of the St. Vincent MOB property, other than the contemplated condemnation of a portion of the St. Vincent MOB property in connection with the proposed Cleveland Innerbelt Project of the Ohio Department of Transportation. In addition, the Seller will pay $25,000 to Grubb & Ellis Equity Advisors as a credit towards the purchase price at the closing for certain renovations that need to be performed at the St. Vincent MOB property.

On June 25, 2010, Grubb & Ellis Equity Advisors executed an assignment and assumption of the Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Purchase Agreement, as amended, to G&E HC REIT II St. Vincent MOB, LLC, or our wholly owned subsidiary.

On June 25, 2010, we, through G&E HC REIT II St. Vincent MOB, LLC acquired the St. Vincent MOB property, from the Seller for a purchase price of $10,100,000, plus closing costs. We financed the purchase price of the property using cash proceeds from our initial public offering. In connection with the acquisition, we paid an acquisition fee of approximately $278,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors.

The material terms of the Purchase Agreement, the First Amended Purchase Agreement, the Second Amended Purchase Agreement, and the Assignment are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 29, 2010, we issued a press release announcing our acquisition of the St. Vincent MOB property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

On June 30, 2010, we intend to issue a press release announcing our acquisition of Livingston Medical Arts Pavilion, located in Livingston, Texas, or the Livingston MAP property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

Distribution Authorization

Effective as of June 25, 2010, our board of directors authorized a daily distribution to our stockholders of record as of the close of business on each day of the period commencing on July 1, 2010 and ending on September 30, 2010.

The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.0017808 per share of common stock, which is equal to an annualized distribution rate of 6.5%, assuming a purchase price of $10.00 per share. These distributions will be aggregated and paid in cash monthly in arrears. The distributions declared for each record date in the July 2010, August 2010 and September 2010 periods would be paid in August 2010, September 2010 and October 2010, respectively, only from legally available funds.

Acquisition of Livingston Medical Arts Pavilion

On June 28, 2010, we, through G&E HC REIT II Livingston MOB, LLC, purchased the Livingston MAP property, from McShane MAP, LLC, an unaffiliated third party, for a purchase price of $6,350,000, plus closing costs. We financed the purchase price of the Livingston MAP property using cash proceeds from our initial public offering. In connection with the acquisition, we paid an acquisition fee of approximately $175,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements for the acquisition of the St. Vincent MOB property at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP and First American Title Insurance Company, dated May 25, 2010

10.2 First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP and First American Title Insurance Company, dated June 21, 2010

10.3 Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP, dated June 22, 2010

10.4 Assignment and Assumption of Purchase Agreement and Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II St. Vincent MOB, LLC, dated June 25, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 29, 2010

99.2 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 30, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

June 29, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP, dated May 25, 2010
10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP, dated June 21, 2010
10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and Vincent MBL Investors, LP, dated June 22, 2010
10.4	Assignment and Assumption of Purchase Agreement and Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II St. Vincent MOB, LLC, dated June 25, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 29, 2010
99.2	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated June 30, 2010